SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 17, 2002

ITXC Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26739	22-35-31960
(Commission File Number)	(IRS Employer Identification No.)

750 College Road, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(609) 750-3333

(Registrant’s Telephone Number)

Item 5.    Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on September 17, 2002.

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1—Press release, dated September 17, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITXC CORP.

Date: September 19, 2002	By: /s/ Theodore M. Weitz

Name: Theodore M. Weitz
Title: Vice President, General
Counsel and Secretary

2